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                                                                       EXHIBIT 1

                            AGREEMENT OF JOINT FILING

        This AGREEMENT dated as of May 18, 2001, is made and entered into by and between the Regents of the University of Michigan, Eagle-GVI Two, L.L.C., Eagle-GVI Two, Inc., Eagle-GVI One, L.L.C. and Eagle-GVI One, Inc. (collectively, the "Parties").



        The Parties hereby agree that they shall file with the Securities and Exchange Commission a statement containing the information required by Schedule 13G with respect to the Common Stock of IMC Global Inc. (CUSIP Number 449669 10
0) on behalf of each of them.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their proper corporate officers thereunto duly authorized, and their respective corporate seals to be hereunto affixed, on the day and year first above written.



                             REGENTS OF THE UNIVERSITY OF MICHIGAN


                             By:  /s/ ROBERT A. KASDIN
                                  ------------------------------
                                      Robert A Kasdin
                             Its:     Executive Vice President and
                                      Chief Financial Officer


                             EAGLE-GVI TWO, L.L.C.


                             By:      EAGLE-GVI TWO, INC., it Managing
                                      Member


                             By:  /s/ L. ERIK LUNDBERG
                                  -------------------------------------------
                                      L. Erik Lundberg
                             Its:     Vice President


                             EAGLE-GVI TWO, INC.


                             By:  /s/ L. ERIK LUNDBERG
                                  -------------------------------------------
                                      L. Erik Lundberg


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                             Its:     Vice President


                             EAGLE-GVI ONE, L.L.C.


                             By:      EAGLE-GVI ONE, INC., its Managing
                                      Member


                             By:  /s/ L. ERIK LUNDBERG
                                  -------------------------------------------
                                      L. Erik Lundberg
                             Its:     Vice President


                             EAGLE-GVI ONE, INC.


                             By:  /s/ L. ERIK LUNDBERG
                                  -------------------------------------------
                                      L. Erik Lundberg
                             Its:     Vice President




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